                                         Exhibit 26(e)(2):  Fund Allocation of Premiuim Payments Form (Form No. 139191 03/21/2014)

Life
FUND ALLOCATION OF PREMIUM PAYMENTS

Security Life of Denver Insurance Company, Denver, CO	ING LOGO
A member of the ING family of companies
Customer Service Center: PO Box 5065, Minot, ND 58702-5065
Website: www.ingservicecenter.com

Product	Policy Number/List Bill Number

A. Premium Allocation
Initial or Future Premium Allocations: Current investment allocations remain the same. See Section D for Investment Transfer Request.
Premium Allocation: Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division.
Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%. For all premium allocation rules, please refer to the prospectuses.
CA Residents age 60 and older: Unless you tell us otherwise, during the 30 day free look period we allocate your initial net premium to the money market investment option. At the end of the free look period, we automatically reallocate your policy value among the various investment options according to the allocation instructions on this form. For more information, please see your policy and prospectus, ask your representative or contact the Customer
Service Center.

_______% Guaranteed Interest Division [1]

American Funds Insurance Series®	_______% ING Retirement Moderate Growth - Class I (RMG)
_______% American Growth - Class 2 (AFR)	_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% American Growth-Income - Class 2 (AFG)	_______% ING T. Rowe Price Equity Income - Class I (TEI)
_______% American International - Class 2 (AFI)	_______% ING T. Rowe Price International Stock - Class I (MIO)
BlackRock Variable Series Funds, Inc.	_______% ING U.S. Stock Index - Class I (ISP)
_______% BlackRock Global Allocation V.I. - Class III (BGA)	ING Partners, Inc.
Fidelity® Variable Insurance Products	_______% ING Baron Growth - Class I (BSC)
_______% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	_______% ING Columbia Small Cap Value II - Class I (CSI)
_______% Fidelity® VIP Contrafund® - Service Class (FCP) [3]	_______% ING Global Bond - Class S (OSI)
_______% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	_______% ING Invesco Comstock - Class I (VKC)
_______% Fidelity® VIP Equity-Income - Service Class (FSE) [3]	_______% ING Invesco Equity and Income - Class I (UTA)
ING Balanced Portfolio, Inc.	_______% ING Oppenheimer Global - Class I (GGP)
_______% ING Balanced - Class I (VBI)	_______% ING Pioneer High Yield - Class I (PHP)
ING Intermediate Bond Portfolio	_______% ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_______% ING Intermediate Bond - Class I (VPB)	_______% ING Templeton Foreign Equity - Class I (TPI)
ING Investors Trust	ING Variable Funds
_______% ING BlackRock Health Sciences Opportunities - Class I (EHS)	_______% ING Growth and Income - Class I (GIP)
_______% ING BlackRock Large Cap Growth - Class I (GFG)	ING Variable Portfolios, Inc.
_______% ING Clarion Global Real Estate - Class S (IGT)	_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING DFA World Equity - Class I (IFO)	_______% ING Index Plus MidCap - Class I (IPM)
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)	_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)	_______% ING International Index - Class S (III)
_______% ING Global Perspectives - Class I (GBP)	_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING Global Resources - Class I (IHA)	_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING Invesco Growth and Income - Class S (GRD)	_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)	_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)	_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Large Cap Growth - Class I (EOP)	_______% ING Small Company - Class S (ISS)
_______% ING Large Cap Value - Class I (PEP)	_______% ING U.S. Bond Index - Class I (ILB)
_______% ING Limited Maturity Bond - Class S (ILM)	ING Variable Products Trust
_______% ING Liquid Assets - Class I (ILP) [4]	_______% ING SmallCap Opportunities - Class I (NIG)
_______% ING Liquid Assets - Class S (ILA) [5]	M Funds [6]
_______% ING Marsico Growth - Class I (IMG)	_______% M Capital Appreciation (MFC)
_______% ING MFS Total Return - Class I (IMT)	_______% M International Equity (MBI)
_______% ING MFS Utilities - Class S (MUP)	_______% M Large Cap Growth (MTC)
_______% ING Multi-Manager Large Cap Core - Class I (PFS)	_______% M Large Cap Value (BOV)
_______% ING Retirement Growth - Class I (RGI)	Neuberger Berman Advisers Management Trust
_______% ING Retirement Moderate - Class I (RMP)	_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)

Designated Deduction Option: You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.
Investment Option Name
Page 1 of 6 (Note: Signature required on last page.)	Order #139191 03/21/2014

Product	Policy Number/List Bill Number
B. Automatic Rebalancing Option (Automatically rebalances the Accumulation Value periodically to maintain a specified percentage allocation among the selected Sub-Accounts or Guaranteed Interest Division.)
Complete allocation below: ☐ Initiate Automatic Rebalancing	☐ Change Automatic Rebalancing

_______% Guaranteed Interest Division [1]
American Funds Insurance Series®	_______% ING Retirement Moderate Growth - Class I (RMG)
_______% American Growth - Class 2 (AFR)	_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% American Growth-Income - Class 2 (AFG)	_______% ING T. Rowe Price Equity Income - Class I (TEI)
_______% American International - Class 2 (AFI)	_______% ING T. Rowe Price International Stock - Class I (MIO)
BlackRock Variable Series Funds, Inc.	_______% ING U.S. Stock Index - Class I (ISP)
_______% BlackRock Global Allocation V.I. - Class III (BGA)	ING Partners, Inc.
Fidelity® Variable Insurance Products	_______% ING Baron Growth - Class I (BSC)
_______% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	_______% ING Columbia Small Cap Value II - Class I (CSI)
_______% Fidelity® VIP Contrafund® - Service Class (FCP) [3]	_______% ING Global Bond - Class S (OSI)
_______% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	_______% ING Invesco Comstock - Class I (VKC)
_______% Fidelity® VIP Equity-Income - Service Class (FSE) [3]	_______% ING Invesco Equity and Income - Class I (UTA)
ING Balanced Portfolio, Inc.	_______% ING Oppenheimer Global - Class I (GGP)
_______% ING Balanced - Class I (VBI)	_______% ING Pioneer High Yield - Class I (PHP)
ING Intermediate Bond Portfolio	_______% ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_______% ING Intermediate Bond - Class I (VPB)	_______% ING Templeton Foreign Equity - Class I (TPI)
ING Investors Trust	ING Variable Funds
_______% ING BlackRock Health Sciences Opportunities - Class I (EHS)	_______% ING Growth and Income - Class I (GIP)
_______% ING BlackRock Large Cap Growth - Class I (GFG)	ING Variable Portfolios, Inc.
_______% ING Clarion Global Real Estate - Class S (IGT)	_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING DFA World Equity - Class I (IFO)	_______% ING Index Plus MidCap - Class I (IPM)
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)	_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)	_______% ING International Index - Class S (III)
_______% ING Global Perspectives - Class I (GBP)	_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING Global Resources - Class I (IHA)	_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING Invesco Growth and Income - Class S (GRD)	_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)	_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)	_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Large Cap Growth - Class I (EOP)	_______% ING Small Company - Class S (ISS)
_______% ING Large Cap Value - Class I (PEP)	_______% ING U.S. Bond Index - Class I (ILB)
_______% ING Limited Maturity Bond - Class S (ILM)	ING Variable Products Trust
_______% ING Liquid Assets - Class I (ILP) [4]	_______% ING SmallCap Opportunities - Class I (NIG)
_______% ING Liquid Assets - Class S (ILA) [5]	M Funds [6]
_______% ING Marsico Growth - Class I (IMG)	_______% M Capital Appreciation (MFC)
_______% ING MFS Total Return - Class I (IMT)	_______% M International Equity (MBI)
_______% ING MFS Utilities - Class S (MUP)	_______% M Large Cap Growth (MTC)
_______% ING Multi-Manager Large Cap Core - Class I (PFS)	_______% M Large Cap Value (BOV)
_______% ING Retirement Growth - Class I (RGI)	Neuberger Berman Advisers Management Trust
_______% ING Retirement Moderate - Class I (RMP)	_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)

Frequency and Date of Automatic Rebalancing	(If no options are marked, frequency will be quarterly and/or date will be last valuation of calendar period.)
Frequency:	☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually
Date:	☐ Policy Processing Date: Date on which processing will occur based on frequency selected beginning
☐ Last Valuation Date of Calendar Period
☐ Specific Date of each Period beginning
Terminate an Existing Automatic Rebalancing Service
Please terminate my Portfolio Rebalancing Service immediately. (initial here)
Page 2 of 6 (Note: Signature required on last page.)	Order #139191 03/21/2014

Product	Policy Number/List Bill Number
C. Dollar Cost Averaging Option (Systematic method of investing, where securities are purchased at regular intervals so the cost of the securities is averaged over time.)
The policyowner must have at least $10,000 invested in the source fund in order to initiate Dollar Cost Averaging.
Please transfer $__________________ or __________________% from: ☐ ING Liquid Assets Portfolio ☐ ING Limited Maturity Bond Portfolio
American Funds Insurance Series®
$__________________ or __________________%	American Growth - Class 2 (AFR)
$__________________ or __________________%	American Growth-Income - Class 2 (AFG)
$__________________ or __________________%	American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
$__________________ or __________________%	BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
$__________________ or __________________%	Fidelity® VIP Contrafund® - Initial Class (FCF) [2]
$__________________ or __________________%	Fidelity® VIP Contrafund® - Service Class (FCP) [3]
$__________________ or __________________%	Fidelity® VIP Equity-Income - Initial Class (FEI) [2]
$__________________ or __________________%	Fidelity® VIP Equity-Income - Service Class (FSE) [3]
ING Balanced Portfolio, Inc.
$__________________ or __________________%	ING Balanced - Class I (VBI)
ING Intermediate Bond Portfolio
$__________________ or __________________%	ING Intermediate Bond - Class I (VPB)
ING Investors Trust
$__________________ or __________________%	ING BlackRock Health Sciences Opportunities - Class I (EHS)
$__________________ or __________________%	ING BlackRock Large Cap Growth - Class I (GFG)
$__________________ or __________________%	ING Clarion Global Real Estate - Class S (IGT)
$__________________ or __________________%	ING DFA World Equity - Class I (IFO)
$__________________ or __________________%	ING FMRSM Diversified Mid Cap - Class I (FDI)
$__________________ or __________________%	ING Franklin Templeton Founding Strategy - Class I (IFT)
$__________________ or __________________%	ING Global Perspectives - Class I (GBP)
$__________________ or __________________%	ING Global Resources - Class I (IHA)
$__________________ or __________________%	ING Invesco Growth and Income - Class S (GRD)
$__________________ or __________________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)
$__________________ or __________________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)
$__________________ or __________________%	ING Large Cap Growth - Class I (EOP)
$__________________ or __________________%	ING Large Cap Value - Class I (PEP)
$__________________ or __________________%	ING Limited Maturity Bond - Class S (ILM)
$__________________ or __________________%	ING Liquid Assets - Class I (ILP) [4]
$__________________ or __________________%	ING Liquid Assets - Class S (ILA) [5]
$__________________ or __________________%	ING Marsico Growth - Class I (IMG)
$__________________ or __________________%	ING MFS Total Return - Class I (IMT)
$__________________ or __________________%	ING MFS Utilities - Class S (MUP)
$__________________ or __________________%	ING Multi-Manager Large Cap Core - Class I (PFS)
$__________________ or __________________%	ING Retirement Growth - Class I (RGI)
$__________________ or __________________%	ING Retirement Moderate - Class I (RMP)
$__________________ or __________________%	ING Retirement Moderate Growth - Class I (RMG)
$__________________ or __________________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)
$__________________ or __________________%	ING T. Rowe Price Equity Income - Class I (TEI)

(DOLLAR COST AVERAGING OPTION - Continued on next page)
Page 3 of 6 (Note: Signature required on last page.)		Order #139191 03/21/2014

Product	Policy Number/List Bill Number
C. Dollar Cost Averaging Option (Continued)

$__________________ or __________________%	ING T. Rowe Price International Stock - Class I (MIO)
$__________________ or __________________%	ING U.S. Stock Index - Class I (ISP)
ING Partners, Inc.
$__________________ or __________________%	ING Baron Growth - Class I (BSC)
$__________________ or __________________%	ING Columbia Small Cap Value II - Class I (CSI)
$__________________ or __________________%	ING Global Bond - Class S (OSI)
$__________________ or __________________%	ING Invesco Comstock - Class I (VKC)
$__________________ or __________________%	ING Invesco Equity and Income - Class I (UTA)
$__________________ or __________________%	ING Oppenheimer Global - Class I (GGP)
$__________________ or __________________%	ING Pioneer High Yield - Class I (PHP)
$__________________ or __________________%	ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
$__________________ or __________________%	ING Templeton Foreign Equity - Class I (TPI)
ING Variable Funds
$__________________ or __________________%	ING Growth and Income - Class I (GIP)
ING Variable Portfolios, Inc.
$__________________ or __________________%	ING Index Plus LargeCap - Class I (IPL)
$__________________ or __________________%	ING Index Plus MidCap - Class I (IPM)
$__________________ or __________________%	ING Index Plus SmallCap - Class I (IPS)
$__________________ or __________________%	ING International Index - Class S (III)
$__________________ or __________________%	ING Russell™ Large Cap Growth Index - Class I (IRC)
$__________________ or __________________%	ING Russell™ Large Cap Index - Class I (IRI)
$__________________ or __________________%	ING Russell™ Large Cap Value Index - Class I (IRV)
$__________________ or __________________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)
$__________________ or __________________%	ING Russell™ Small Cap Index - Class I (IRS)
$__________________ or __________________%	ING Small Company - Class S (ISS)
$__________________ or __________________%	ING U.S. Bond Index - Class I (ILB)
ING Variable Products Trust
$__________________ or __________________%	ING SmallCap Opportunities - Class I (NIG)
M Funds [6]
$__________________ or __________________%	M Capital Appreciation (MFC)
$__________________ or __________________%	M International Equity (MBI)
$__________________ or __________________%	M Large Cap Growth (MTC)
$__________________ or __________________%	M Large Cap Value (BOV)
Neuberger Berman Advisers Management Trust
$__________________ or __________________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Frequency and Date of Dollar Cost Averaging (If no options are marked, frequency will be monthly and/or date will be policy processing date.)
Frequency:	☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually
Date:	☐ Policy Processing Date: Date on which processing will occur based on frequency selected beginning
☐ Specific Date of each Period beginning
Terminate an Existing Dollar Cost Averaging Service
☐Terminate Dollar Cost Averaging on
☐Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $
☐ Please terminate my Dollar Cost Averaging Service immediately. (initial here)
Page 4 of 6 (Note: Signature required on last page.)		Order #139191 03/21/2014

Product	Policy Number/List Bill Number

D. Investment Transfer Request
☐ Current Investment Only ☐ Current and Future Investments (If no box is checked, Current Investment Only is assumed.)
If no information is provided in the “Transfer From” column, we will assume that all amounts currently allocated to the investment options, excluding amounts allocated to the Guaranteed Interest Division, will be reallocated as requested in the “Transfer To” column. Funds that are closed to new assets are indicated
with "N/A" in the "Transfer To" column.
Transfer From	Investment Option	Transfer To
$__________________ or _________%	Guaranteed Interest Division [1]	$__________________ or _________%
American Funds Insurance Series®
$__________________ or _________%	American Growth - Class 2 (AFR)	$__________________ or _________%
$__________________ or _________%	American Growth-Income - Class 2 (AFG)	$__________________ or _________%
$__________________ or _________%	American International - Class 2 (AFI)	$__________________ or _________%
BlackRock Variable Series Funds, Inc.
$__________________ or _________%	BlackRock Global Allocation V.I. - Class III (BGA)	$__________________ or _________%
Fidelity® Variable Insurance Products
$__________________ or _________%	Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Contrafund® - Service Class (FCP) [3]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Service Class (FSE) [3]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Investment Grade Bond - Initial Class (FIG) [7]	N/A
ING Balanced Portfolio, Inc.
$__________________ or _________%	ING Balanced - Class I (VBI)	$__________________ or _________%
ING Intermediate Bond Portfolio
$__________________ or _________%	ING Intermediate Bond - Class I (VPB)	$__________________ or _________%
ING Investors Trust
$__________________ or _________%	ING BlackRock Health Sciences Opportunities - Class I (EHS)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Large Cap Growth - Class I (GFG)	$__________________ or _________%
$__________________ or _________%	ING Clarion Global Real Estate - Class S (IGT)	$__________________ or _________%
$__________________ or _________%	ING Clarion Real Estate - Class I (IVK) [8]	N/A
$__________________ or _________%	ING DFA World Equity - Class I (IFO)	$__________________ or _________%
$__________________ or _________%	ING FMRSM Diversified Mid Cap - Class I (FDI)	$__________________ or _________%
$__________________ or _________%	ING Franklin Templeton Founding Strategy - Class I (IFT)	$__________________ or _________%
$__________________ or _________%	ING Global Perspectives - Class I (GBP)	$__________________ or _________%
$__________________ or _________%	ING Global Resources - Class I (IHA)	$__________________ or _________%
$__________________ or _________%	ING Invesco Growth and Income - Class S (GRD)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Growth - Class I (EOP)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Value - Class I (PEP)	$__________________ or _________%
$__________________ or _________%	ING Limited Maturity Bond - Class S (ILM)	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class I (ILP) [4]	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class S (ILA) [5]	$__________________ or _________%
$__________________ or _________%	ING Marsico Growth - Class I (IMG)	$__________________ or _________%
$__________________ or _________%	ING MFS Total Return - Class I (IMT)	$__________________ or _________%
$__________________ or _________%	ING MFS Utilities - Class S (MUP)	$__________________ or _________%
$__________________ or _________%	ING Multi-Manager Large Cap Core - Class I (PFS)	$__________________ or _________%
$__________________ or _________%	ING Retirement Growth - Class I (RGI)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate - Class I (RMP)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate Growth - Class I (RMG)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Equity Income - Class I (TEI)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price International Stock - Class I (MIO)	$__________________ or _________%
$__________________ or _________%	ING U.S. Stock Index - Class I (ISP)	$__________________ or _________%
ING Partners, Inc.
$__________________ or _________%	ING American Century Small-Mid Cap Value - Class I (SCV) [7]	N/A
$__________________ or _________%	ING Baron Growth - Class I (BSC)	$__________________ or _________%
$__________________ or _________%	ING Columbia Small Cap Value II - Class I (CSI)	$__________________ or _________%
$__________________ or _________%	ING Global Bond - Class S (OSI)	$__________________ or _________%
$__________________ or _________%	ING Invesco Comstock - Class I (VKC)	$__________________ or _________%
$__________________ or _________%	ING Invesco Equity and Income - Class I (UTA)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Mid Cap Value - Class I (MCV)	N/A
$__________________ or _________%	ING Oppenheimer Global - Class I (GGP)	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return - Class I (PTR) [7]	N/A

(INVESTMENT TRANSFER REQUEST - Continued on next page)
	Page 5 of 6 (Note: Signature required on last page.)	Order #139191 03/21/2014

D. Investment Transfer Request (Continued)

Transfer From	Investment Option	Transfer To
$__________________ or _________%	ING Pioneer High Yield - Class I (PHP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)	$__________________ or _________%
$__________________ or _________%	ING Templeton Foreign Equity - Class I (TPI)	$__________________ or _________%
ING Strategic Allocation Portfolio
$__________________ or _________%	ING Strategic Allocation Conservative - Class I (SAI) [7]	N/A
$__________________ or _________%	ING Strategic Allocation Growth - Class I (SAG) [7]	N/A
$__________________ or _________%	ING Strategic Allocation Moderate - Class I (SAB) [7]	N/A
ING Variable Funds
$__________________ or _________%	ING Growth and Income - Class I (GIP)	$__________________ or _________%
ING Variable Portfolios, Inc.
$__________________ or _________%	ING Index Plus LargeCap - Class I (IPL)	$__________________ or _________%
$__________________ or _________%	ING Index Plus MidCap - Class I (IPM)	$__________________ or _________%
$__________________ or _________%	ING Index Plus SmallCap - Class I (IPS)	$__________________ or _________%
$__________________ or _________%	ING International Index - Class S (III)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Growth Index - Class I (IRC)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Index - Class I (IRI)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Value Index - Class I (IRV)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Small Cap Index - Class I (IRS)	$__________________ or _________%
$__________________ or _________%	ING Small Company - Class S (ISS)	$__________________ or _________%
$__________________ or _________%	ING U.S. Bond Index - Class I (ILB)	$__________________ or _________%
ING Variable Products Trust
$__________________ or _________%	ING MidCap Opportunities - Class I (PMO) [7]	N/A
$__________________ or _________%	ING SmallCap Opportunities - Class I (NIG)	$__________________ or _________%
Invesco Variable Insurance Funds
$__________________ or _________%	Invesco V.I. Core Equity Fund - Series I (ACE) [7]	N/A
M Funds [6]
$__________________ or _________%	M Capital Appreciation (MFC)	$__________________ or _________%
$__________________ or _________%	M International Equity (MBI)	$__________________ or _________%
$__________________ or _________%	M Large Cap Growth (MTC)	$__________________ or _________%
$__________________ or _________%	M Large Cap Value (BOV)	$__________________ or _________%
Neuberger Berman Advisers Management Trust
$__________________ or _________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)	$__________________ or _________%
Van Eck
$__________________ or _________%	Van Eck VIP Global Hard Assets (WHA) [9]	N/A

Endnotes

[1] Transfers to and from the Guaranteed Interest Division have specific time and amount limitations. Please refer to your policy or prospectus for additional information.
[2] Only available with Future Dimensions.
 [3] Not available with Future Dimensions.
  [4] Not available with Asset Accumulator, Asset Portfolio Manager, Corporate Benefits, ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-DB, ING VUL-ECV, Market   Dimensions, Strategic Investor or Survivor Dimensions.
  [5] Not available with Estate Designer, FirstLine, FirstLine II, Future Dimensions, Strategic Advantage, Strategic Advantage II or Variable Survivorship.
   [6] The M Funds are only available through broker/dealers associated with the M Financial Group.
[7] Not available with ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-DB or ING VUL-ECV.
   8 Only available with Future Dimensions, Market Dimensions and Survivor Dimensions.
  [9] Not available with Corporate Benefits, Future Dimensions, ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-DB, ING VUL-ECV, Market Dimensions or Survivor Dimensions.

E. Signatures (If Owner is a Corporation, Trust, or Partnership, signature and title of Officer is required.)
I/We acknowledge that we have read and understand: 1. the terms and conditions listed in the instructions to this form and that we have received and read the Prospectus for this policy. 2. I/we can cancel or change any elections requested in Sections B and C above by sending written notice to the ING Customer Service Center before the next transfer date. 3. that Dollar Cost Averaging and Automatic Rebalancing will begin on the date specified only if the ING Customer Service Center has received and accepted this signed form before the date specified.
Owner(s) Name

ÊOwner(s) Signature		Date
Registered Representative Name

ÊRegistered Representative Signature		Date

ÊSpouse Signature (if applicable)		Date
Insured(s) Name

Policy Number/List Bill Number[10]	Daytime Phone ( )
[10] For corporate owned/sponsored plans, please attach list of applicable policies.
	Page 6 of 6	Order #139191 03/21/2014